Term Loan (Tables)	Jun. 23, 2022
Contractors [Abstract]
Schedule of long-term debt

Amount
Term Loan Note payable to Main Street Bank with monthly principal payments of $30,952.38 plus interest at the prime lending rate plus 1.5% per annum. Secured by all assets of the Company, and subject to certain periodic reporting to the bank, an annual minimum debt service coverage ratio of 1.20:1, and other conditions. The Term Loan Note matures on October 15, 2028.	$2,445,238

Less current maturities	(367,714)
Less debt issuance costs, net of accumulated amortization of $1,548	(24,454)
Long-term debt, net of current portion of debt issuance costs	$2,053,070

Schedule of future minimum note payable

Fiscal Year Ending June 30:
2022	$92,857
2023	371,429
2024	371,429
2025	371,429
2026	371,429
Thereafter	866,665

$2,445,238